Exhibit 99.1

GrafTech Announces Expiration and Final Result of the Exchange Offers and Consent Solicitations

BROOKLYN HEIGHTS, Ohio, December 23, 2024 - GrafTech International Ltd. (NYSE: EAF) (“GrafTech” or the “Company”) announced today the final results of the previously announced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) by GrafTech Finance Inc. (“GrafTech Finance”) and GrafTech Global Enterprises Inc. (“GrafTech Global” and, together with GrafTech Finance, the “Issuers”), each a subsidiary of the Company.

In the Exchange Offers, eligible holders had the opportunity to exchange their outstanding 4.625% senior secured notes due 2028 (the “4.625% Notes”) for new 4.625% second lien notes due 2029 to be issued by GrafTech Finance (the “New 4.625% Notes”) and their 9.875% senior secured notes due 2028 (the “9.875% Notes” and, together with the 4.625% Notes, the “Existing Notes”) for new 9.875% second lien notes due 2029 to be issued by GrafTech Global (the “New 9.875% Notes” and, together with the New 4.625% Notes, the “New Notes”). The settlement of the Exchange Offers and Consent Solicitations is expected to occur today, on December 23, 2024 (the “Settlement Date”), unless extended or terminated and subject to certain terms and conditions.

The following table describes the final results as of the expiration of the Exchange Offers at 5:00 pm, New York City time, on December 20, 2024 in more detail:

Title	Issuer	CUSIP No./ISIN(1)	Aggregate Principal Amount Tendered and Accepted	Percentage of Outstanding Notes Validly Tendered	Exchange Consideration (includes consideration for accompanying Consents delivered pursuant to the Consent Solicitations)
4.625% Senior Secured Notes due 2028	GrafTech Finance	384311AA4 / US384311AA42 (144A) U3826GAA5 / USU3826GAA59 (Reg S)	$498,245,000	99.65%	$1,000 principal amount of New 4.625% Notes
9.875% Senior Secured Notes due 2028	GrafTech Global	38431AAA4 / US38431AAA43 (144A) U3830AAA2 / USU3830AAA26 (Reg S)	$446,167,000	99.15%	$1,000 principal amount of New 9.875% Notes

(1)

No representation is made as to the correctness or accuracy of the CUSIP /ISIN numbers listed in this press release or printed on the Existing Notes. CUSIPs / ISINs are provided solely for convenience.

On the Settlement Date, in addition to the Exchange Consideration noted above, the Issuers will pay in cash accrued and unpaid interest on the Existing Notes accepted in the Exchange Offers from the latest interest payment date to, but not including, the Settlement Date. Interest on the New Notes will accrue from the date of first issuance of New Notes.

The Company further announces the expiration and completion of its solicitation of consents (with respect to each series of Existing Notes, a “Consent Solicitation” and, collectively, the “Consent Solicitations”), on the terms and subject to the conditions set forth in a confidential exchange offer memorandum and consent solicitation statement (the “Offering Memorandum”) from certain eligible holders of each series of the Existing Notes (the “Existing Noteholders”) (with respect to each series of Existing Notes, a “Consent” and, collectively, the “Consents”) to adopt certain proposed amendments to the indentures governing the Existing Notes (collectively, the “Existing Notes Indentures”) to (i) eliminate substantially all of the restrictive covenants as well as certain events of default and related provisions and definitions in the Existing Notes Indentures and (ii) release all of the collateral securing the Existing Notes. The Company received the requisite Consents from the Existing Noteholders to adopt the proposed amendments to the Existing Notes Indentures, and the Issuers will enter into supplemental indentures with the trustee to reflect the proposed amendments, which will become operative upon the Settlement Date. The consummation of each of the Exchange Offers, the Consent Solicitations and the issuance of the New Notes on the Settlement Date remains subject to the satisfaction of the terms and conditions in the Offering Memorandum. For additional details on the Exchange Offers and the Consent Solicitations, please refer to the Company’s press release issued on November 21, 2024.

This press release is neither an offer to purchase nor a solicitation of an offer to buy any notes in the Exchange Offers.

The New Notes have not been and will not be registered under the Securities Act, or any state securities laws and may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. There shall not be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About GrafTech

GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals. The Company has a competitive portfolio of low-cost, ultra-high power graphite electrode manufacturing facilities, with some of the highest capacity facilities in the world. GrafTech is the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, GrafTech’s key raw material for graphite electrode manufacturing. This unique position provides GrafTech with competitive advantages in product quality and cost.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, the Exchange Offers and the Consent Solicitations. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “forecast,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this press release are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. Forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to: our ability to complete the Exchange Offers, Consent Solicitations and other related transactions on the terms contemplated or at all; our ability to satisfy the required conditions for the consummation of the Exchange Offers, Consent Solicitations and other related transactions; our dependence on the global steel industry generally and the electric arc furnace steel industry in particular; the cyclical nature of our business and the selling prices of our products, which may continue to decline in the future, and may lead to prolonged periods of reduced profitability and net losses or adversely impact liquidity; the sensitivity of our business and operating results to economic conditions, including any recession, and the possibility others may not be able to fulfill their obligations to us in a timely fashion or at all; the possibility that we may be unable to implement our business strategies in an effective manner; the possibility that global graphite electrode overcapacity may adversely affect graphite electrode prices; the competitiveness of the graphite electrode industry; our dependence on the supply of raw materials, including decant oil and petroleum needle coke, and disruptions in supply chains for these materials; our primary reliance on one facility in Monterrey, Mexico for the manufacturing of connecting pins; the cost of electric power and natural gas, particularly in Europe; our manufacturing operations are subject to hazards; the legal, compliance, economic, social and political risks associated with our substantial operations in multiple countries; the possibility that fluctuation of foreign currency exchange rates could materially harm our financial results; the possibility that our results of operations could further deteriorate if our manufacturing operations were substantially disrupted for an extended period, including as a result of equipment failure, climate change, regulatory issues, natural disasters, public health crises, such as a global pandemic, political crises or other catastrophic events; the risks and uncertainties associated with litigation, arbitration, and like disputes, including disputes related to contractual commitments; our dependence on third parties for certain construction, maintenance, engineering, transportation, warehousing and logistics services; the possibility that we are subject to information technology systems failures, cybersecurity attacks, network disruptions and breaches of data security; the possibility that we are unable to recruit or retain key management and plant operating personnel or successfully negotiate with the representatives of our employees, including labor unions; the sensitivity of long-lived assets on our balance sheet to changes in the market; our dependence on protecting our intellectual property and the possibility that third parties may claim that our products or processes infringe their intellectual property rights; the impact of inflation and our ability to mitigate the effect on our costs; the impact of macroeconomic and geopolitical events on our business, results of operations, financial condition and cash flows, and the disruptions and inefficiencies in our supply chain that may occur as a result of such events; the possibility that our indebtedness could limit our financial and operating activities or that our cash flows may not be sufficient to service our indebtedness; past increases in benchmark interest rates and the fact that any future borrowings may subject us to interest rate risk; risks and uncertainties associated with our ability to access the capital and credit markets could adversely affect our results of operations, cash flows and financial condition; the possibility that disruptions in the capital and credit markets could adversely affect our customers and suppliers; the possibility that restrictive covenants in our financing agreements could restrict or limit our operations; changes in, or more stringent enforcement of, health, safety and environmental regulations applicable to our manufacturing operations and facilities; the possibility that the cash dividends on our common stock, which are currently suspended, will remain suspended and we may not pay cash dividends on our common stock in the future; our ability to continue to meet NYSE continued listing standards; and the ability to satisfy the conditions precedent with respect to the new financings.

These factors should not be construed as exhaustive and should be read in conjunction with the Risk Factors and other cautionary statements that are included in our most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this press release that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Contacts

Michael Dillon

216-676-2000

investor.relations@graftech.com